UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 27, 2009
Hiland Holdings GP, LP
(Exact name of registrant as specified in its charter)

DELAWARE	001-33018	76-0828238
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
205 West Maple, Suite 1100
Enid, Oklahoma 73701
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code (580) 242-6040
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
     On January 27, 2009, Hiland Holdings GP, LP (the “Company”) received a Nasdaq Staff Deficiency Letter indicating that the Company no longer complies with the audit committee composition requirements as set forth in Marketplace Rule 4350(d) of The Nasdaq Stock Market (“Nasdaq”), which requires Hiland Partners GP Holdings, LLC (the “General Partner”), the general partner of the Company, to have an audit committee composed of at least three independent directors. Following the resignation of Shelby E. Odell from the Board of Directors (the “Board”) of the General Partner on January 21, 2009, the audit committee of the General Partner consists of only two independent members. Mr. Odell resigned from the Board so that he would be eligible to serve as a member of the conflicts committee of the Board of Directors of Hiland Partners GP, LLC, the general partner of Hiland Partners, LP.
     In accordance with Marketplace Rule 4350(d)(4), Nasdaq has provided the Company a cure period to regain compliance until the earlier of the Company’s next annual unitholders’ meeting or January 21, 2010; or if the next annual unitholders’ meeting is held before July 20, 2009, then the Company must evidence compliance no later than July 20, 2009. If the Company does not regain compliance within this period, Nasdaq may provide written notification that the Company’s securities will be delisted. Upon receipt of any such delisting notification, the Company may appeal the delisting to Nasdaq’s Listings Qualifications Panel.
Item 7.01. Regulation FD Disclosure.
     On January 28, 2009, the Company issued a press release relating to its receipt of the Nasdaq Staff Deficiency Letter discussed in Item 3.01. A copy of the press release is furnished as an exhibit to this Current Report. In accordance with General Instruction B.2 of Form 8-K, the information set forth in this Item 7.01 and in the attached exhibit shall be deemed to be “furnished” and not be deemed to be “filed” for purposes of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”).
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits.
          In accordance with General Instruction B.2 of Form 8-K, the information set forth in the attached exhibit is deemed to be furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act.

EXHIBIT NUMBER	DESCRIPTION

99.1	Press Release dated January 28, 2009.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HILAND HOLDINGS GP, LP
By:	Hiland Partners GP Holdings, LLC, its General Partner
By:	/s/ Matthew S. Harrison
	Name:	Matthew S. Harrison
	Title:	Chief Financial Officer, Vice President—Finance and Secretary
January 28, 2009

INDEX TO EXHIBITS

EXHIBIT NUMBER	DESCRIPTION

99.1	Press Release dated January 28, 2009